YieldMax Universe Fund of Option Income ETF

Schedule of Investments

as of January 31, 2024 (Unaudited)

EXCHANGE TRADED FUNDS - 99.9%	Shares	Value
YieldMax AAPL Option Income Strategy ETF (a)	74,529	$1,371,334
YieldMax AI Option Income Strategy ETF (a)	81,389	1,364,080
YieldMax AMD Option Income Strategy ETF (a)	62,230	1,369,060
YieldMax AMZN Option Income Strategy ETF (a)	65,807	1,385,843
YieldMax COIN Option Income Strategy ETF (a)	65,660	1,341,434
YieldMax DIS Option Income Strategy ETF (a)	67,571	1,412,910
YieldMax GOOGL Option Income Strategy ETF (a)	73,647	1,290,295
YieldMax Innovation Option Income Strategy ETF (a)	104,860	1,342,208
YieldMax JPM Option Income Strategy ETF (a)	69,090	1,404,178
YieldMax META Option Income Strategy ETF (a)	65,170	1,431,785
YieldMax MRNA Option Income Strategy ETF (a)	66,199	1,390,179
YieldMax MSFT Option Income Strategy ETF (a)	61,054	1,390,200
YieldMax NFLX Option Income Strategy ETF (a)	78,988	1,523,678
YieldMax NVDA Option Income Strategy ETF (a)	58,261	1,442,542
YieldMax PYPL Option Income Strategy ETF (a)	71,589	1,358,759
YieldMax SQ Option Income Strategy ETF (a)	64,778	1,320,823
YieldMax TLSA Option Income Strategy ETF (a)	131,859	1,176,182
YieldMax XOM Option Income Strategy ETF (a)	80,115	1,379,180
TOTAL EXCHANGE TRADED FUNDS (Cost $24,772,896)		24,694,670

SHORT-TERM INVESTMENTS - 0.1%
Money Market Funds - 0.1%
First American Government Obligations Fund - Class X, 5.25%(b)	37,005	37,005
TOTAL SHORT-TERM INVESTMENTS (Cost $37,005)		37,005

TOTAL INVESTMENTS - 100.0% (Cost $24,809,901)		$24,731,675
Other Assets in Excess of Liabilities - 0.0%(c)		384
TOTAL NET ASSETS - 100.0%		$24,732,059

Percentages are stated as a percent of net assets.

(a)	Affiliated company as defined by the Investment Company Act of 1940.
(b)	The rate shown represents the annualized seven-day effective yield as of January 31, 2024.
(c)	Represents less than 0.05% of net assets.

Summary of Fair Value Exposure at January 31, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.

• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of January 31, 2024:

YieldMax Universe Fund of Option Income ETF

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$24,694,670	$—	$—	$24,694,670
Money Market Funds	37,005	—	—	37,005
Total Assets	$24,731,675	$—	$—	$24,731,675